            MORGAN STANLEY EASTERN EUROPE FUND, INC. RIGHTS OFFERING
          INTERVIEW BETWEEN DENNIS SHEA & PAUL PSAILA AND ERIC CARLSON

BEFORE THE INTERVIEW THE FOLLOWING WILL APPEAR ON SLIDES:

SCREEN 1:

PERFORMANCE DATA QUOTED THROUGHOUT THE INTERVIEW REPRESENTS PAST PERFORMANCE,
WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR
HIGHER THAN THE FIGURES SHOWN.

IMPORTANT RISK DISCLOSURE
There is no assurance that the Fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. Please be aware that the Fund is subject to certain additional risks, including those associated with: GEOGRAPHIC CONCENTRATION. The
Fund is more susceptible to currency, political, economic, and market risks affecting Eastern European country issuers than a fund that does not limit its investments to such issuers such as generally less social, political and economic stability; the absence of developed legal structures governing private or foreign investments and private property; fluctuations in the rate of exchange between the U.S. dollar and the various currencies in which the Fund's portfolio securities are denominated, exchange control regulations, currency exchange restrictions, and costs associated with conversion of investment principal and income from one currency into another; and differences between
U.S. securities markets and the securities markets of Eastern European countries, including potentially greater price volatility in, significantly smaller capitalization of, and relative illiquidity of, some of these non-U.S.
securities markets, the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less government supervision and regulation. UNLISTED SECURITIES. While the Fund expects primarily to invest in equity securities of publicly traded issuers, it may invest in unlisted equity securities to the extent permitted by any local investment restrictions. These investments may involve a high degree of business and financial risk. Because of the absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than it would in the case of listed securities. In addition to financial and business risks, issuers whose securities are not publicly traded may not be subject to the same disclosure requirements applicable to issuers whose securities are publicly traded. CREDIT QUALITY. The Fund may invest in securities rated below investment grade (commonly known as "junk bonds") present greater risk of loss to principal and interest than investment in higher-quality securities. NET
ASSET VALUE DISCOUNT. Shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic is a risk separate and distinct from the risk that the Fund's net asset value will decrease. The Fund cannot predict whether its shares will trade at, above or below net asset value, and the shares of the Fund have traded at a discount for extended periods.
NON-DIVERSIFICATION. Because the Fund expects to hold a concentrated portfolio of a limited number of securities, a decline in the value of these investments would cause the Fund's overall value to decline to a greater degree than a less concentrated portfolio. SMALL-CAP STOCKS. Stocks of small-

sized companies carry special risks, such as limited product lines, markets, and financial resources, and greater market volatility than securities of larger, more-established companies. DERIVATIVE INSTRUMENTS. Derivatives can be illiquid, may disproportionately increase losses and may have a potentially large negative impact on the Fund's performance.

SCREEN 2:

MORGAN STANLEY EASTERN EUROPE FUND, INC.
AN EXCLUSIVE RIGHTS OFFERING TO EXISTING STOCKHOLDERS

BEGIN INTERVIEW:

DS: Hello, everyone. I'm Dennis Shea, Chief Investment Officer for Global Equity
at Morgan Stanley Investment Management. As you may already know, The Morgan
Stanley Eastern European Fund, Inc., has announced a "Rights Offering", an exclusive option to existing stockholders to purchase additional shares of the
Fund. I'm joined today by Paul Psaila and Eric Carlson, two of the portfolio managers for the Fund.

1. DS: PAUL, TELL US WHAT THIS RIGHTS OFFERING IS ABOUT.

PP: Sure, Dennis. The Rights are non-transferable securities that can be exercised for a certain number of shares. In this case, the Fund will provide existing stockholders one right for each share they hold. They will then be eligible to purchase one new share for every four rights they hold.

2. DS: WILL THE RIGHTS OFFERING BE BENEFICIAL TO THE FUND AND ITS STOCKHOLDERS?

PP. Yes, we believe it will be. First, the Board of Directors of the Fund has determined that it would be in the best interests of the Fund and its stockholders to INCREASE THE FUND'S ASSETS AVAILABLE FOR INVESTMENT. We believe that the proceeds of the Rights Offering will allow the Fund to capitalize more effectively on attractive investment opportunities in the Eastern European securities markets.

The breadth and depth of these markets is increasing dramatically not only as a result of performance but also because of the increased number of investment opportunities available to investors, particularly from Russia. Furthermore, an increase in liquidity from some of the other markets in the 12 Commonwealth of
Independent States, which is comprised of the states that made up the former
Soviet Union and is commonly referred to as the CIS region, and Southeastern
Europe is creating in our view excellent investment opportunities that as investors we can capitalize on.

Also, increasing Fund assets available for investment may result in A MODEST
LOWERING OF THE FUND'S EXPENSES (as a percentage of average net assets) because the fixed costs of the Fund can be spread over a larger asset base. The issuance of additional shares may also result in an improvement in the liquidity of the
Fund's shares on the New York Stock

Exchange and may increase the level of market interest in the Fund. Of course, stockholders should consider the risks of investing in the Fund, which are described in the prospectus for the Rights Offering.

3. DS: : Eric, I UNDERSTAND THIS RIGHTS OFFERING PROVIDES STOCKHOLDERS THE
OPPORTUNITY TO PURCHASE ADDITIONAL SHARES OF THE FUND'S COMMON STOCK AT A PRICE
THAT MAY BE BELOW THE MARKET PRICE OR AT NET ASSET VALUE.

THE NEW SHARES WILL BE PRICED AT 95% OF THE AVERAGE OF THE LAST REPORTED SALES
PRICE PER SHARE OF THE FUND'S COMMON STOCK ON THE NEW YORK STOCK EXCHANGE ON THE
EXPIRATION DATE AND THE FOUR PROCEEDING TRADING DAYS (FIVE TRADING DAYS TOTAL),
BUT IN NO CASE LESS THAN THE NAV ON THE EXPIRATION DATE. CAN STOCKHOLDERS
SUBSCRIBE FOR MORE SHARES THAN THEIR RIGHTS ENTITLE THEM TO PURCHASE?

E.C: Yes. Stockholders who fully exercise all of the Rights issued to them may also request to purchase additional shares at the same subscription price. If sufficient remaining shares are not available to honor all over-subscription requests, the available shares will be allocated on a pro-rata basis among stockholders based on the number of Rights originally issued. Stockholders should consult the prospectus and the offering documents for complete details on the calculation of the subscription price.

The following needs to be scrolled across the screen:
The Subscription Price for the Shares to be issued upon exercise of the Rights will be 95% of the average of the last reported sales price per share of the
Fund's Common Stock on the New York Stock Exchange on the date on which the
Offer expires and the four preceding trading days, but in any case not less than the net asset value per share of the Fund's common stock at the close of trading on the New York Stock Exchange on the date on which the Offer expires

4. DS: ERIC LET'S CHANGE GEARS AND TALK ABOUT THE FUND. HOW HAS THE FUND
PERFORMED?

EC: Well, as of March 31, 2006, the Fund has a 4-star overall Morningstar rating ranked amongst other Europe Stock closed-end funds. In addition, for the quarter ended March 2006, the Fund at NAV returned 21.67%, outperforming the MSCI
Emerging Markets Eastern Europe Index return of 19.83%. The performance of the
Fund for the one year period ended March 31, 2006 was strong on an absolute basis; however, for the period it did underperform the Index, returning 48.99%
at NAV versus 68.87% return for the Index. The underperformance is mainly attributed to the Fund's underweight in the energy sector specifically in
Russia. Energy accounts for about 50% of the Index and the Fund has about half of that weight in its portfolio.

Looking at longer-term periods, for three- and five-year period ended March 31,
2006, the Fund's average annualized return based on NAV was 54.86% and 39.21%, versus 58.62 % and 40. 37%, respectively, for the Index. Of course, past performance is no guarantee of future results.

(Have scrolled across the bottom: Morningstar rated this Fund 4 stars for the overall, 4 stars for the 3-year and 4 stars for the 5-year period among 9 Europe
Stock closed-end funds for each of these time periods, based on risk-adjusted return. The Overall Morningstar Rating for this fund is derived from a weighted average figures associated with of the performance its 3-, 5- and 10-year, if applicable, Morningstar Rating metrics.)

5. DS: CAN YOU PUT THAT PERFORMANCE OF EASTERN EUROPEAN MARKETS INTO PROSPECTIVE
RELATIVE TO THE MORE DEVELOPED AND EMERGING MARKETS?

EC: While performance has been positive all around in both developed and emerging European markets, over the one-, three-, five- and ten- year periods the MSCI Emerging Markets Eastern Europe Index has outperformed the more developed markets, measured by the MSCI European Economic and Monetary Union
Index, by 45%, 25%, 31% and 3% respectively.

6. DS: WHAT DO YOU THINK IS BEHIND THE HUGE WAVE OF GROWTH THAT WE'VE SEEN IN
THE EASTERN EUROPEAN STOCK MARKETS OVER THE LAST FEW YEARS?

PP: Strong macro performance and secular growth has been a strong driver of these financial markets. Poland, Hungary, and the Czech Republic offer a relatively cheap and educated labor force, a legal and institutional framework comparable to the original 15 European Union members and a lower corporate tax environment. Russia's macroeconomic growth has been driven by rising commodity prices and economic reforms. The Russian government has also implemented a conservative approach to fiscal policy.

7. DS: TURNING THE FOCUS BACK TO THE FUND, PAUL, CAN YOU BRIEFLY DESCRIBE YOUR
INVESTMENT PROCESS?

PP: We combine top-down country allocation with bottom-up stock selection in the emerging markets asset class, as we believe both factors remain key drivers of emerging market performance. The emerging markets are a heterogeneous asset class with countries in various stages of development. Country performance dispersions are often large, such that country allocation can significantly contribute to relative performance. Stock selection is also important as there are hundreds of companies in which to invest. Frequent visits to the countries and companies in our universe form an integral part of our investment process.

8. D.S: WHAT PARTICULAR COUNTRIES IN THE EASTERN EUROPEAN REGION DO YOU LIKE
CURRENTLY?

PP: The Fund is overweighted Russia and Poland. We like Russia from a top-down and bottom-up perspective. We expect government expenditures to increase, macro economic performance to remain strong, and feel political risk is overstated. We are finding attractive stocks in both the resource and consumer sectors.
Poland's macro economic growth is accelerating with consumption and investment beginning to drive

this growth. We also like pan-regional companies that operate across emerging
Eastern Europe.

9. DS: THOUGHTS ON OUTLOOK FOR THE REGION?

EC: We maintain a positive outlook on the region. A favorable global environment coupled with positive domestic economic conditions should support further upside in the asset class. Sentiment has been quite bullish and the region remains vulnerable to changes in the level of risk global investors are willing to take.

10. D.S.: SO THE RIGHTS OFFERING SOUNDS LIKE A COMPELLING OPPORTUNITY FOR
CURRENT STOCKHOLDERS TO OBTAIN ADDITIONAL SHARES OF THE FUND AT A POSSIBLE
DISCOUNT TO THE MARKET PRICE, PLUS TAKE POTENTIAL ADVANTAGE OF WHAT APPEARS TO
BE A STRONG EASTERN EUROPEAN ECONOMY.

STOCKHOLDERS WHO ARE INTERESTED SHOULD CONTACT THEIR BROKER, CUSTODIAN OR TRUST
OFFICER, WHO CAN THEN FORWARD INSTRUCTIONS ON THEIR BEHALF. THANK YOU FOR TUNING
IN TO THIS WEBCAST TODAY.

The following will be included at the end of the Q&A.
IMPORTANT INFORMATION
The opinions are those of the Fund's portfolio management team as of April 28,
2006 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of individual holdings or market sectors, but as an illustration of broader themes.

MORNINGSTAR INFORMATION
The Overall Morningstar Rating for each underlying fund is derived from a weighted average of the performance figures associated with such fund's three-, five - and 10-year, if applicable, Morningstar Rating metrics. For each fund with at least a 3-year history, Morningstar calculates a Morningstar Rating(TM)
based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5%
receive 2 stars and the bottom 10% receive 1 star.

(C)2006 Morningstar, Inc. All Rights Reserved. The information contained herein:
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. PAST PERFORMANCE IS
NO GUARANTEE OF FUTURE RESULTS.

PERFORMANCE AND BENCHMARK INFORMATION:

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF
FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES
SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE GO TO
WWW.MORGANSTANLEY.COM/IM. INVESTMENT RETURN AND PRINCIPAL VALUE OF THE
INVESTMENT WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR
LESS THAN THEIR ORIGINAL COST.

Average Annual Total Returns % (As of March 31, 2006)

                                                            Since Inception
                                   1 Year   3 Year  5-Year  (September 30, 1996)
---------------------------------  -------  ------  ------  --------------------
Fund Return Based on NAV           48.99    54.86   39.21   17.42
Fund Return Based on Market Price  118.93   79.93   52.35   20.87
MSCI Emerging Markets              68.87    58.62   40.37   11.00
Eastern Europe Index

Returns are compared to an unmanaged market index. Returns do not reflect the effect of rights issued associated with Fund rights offerings, if any.

Morgan Stanley Capital International Emerging Markets Eastern Europe Index is a
composite index comprised of the market capitalization weighted MSCI local indices for Russia, Poland, the Czech Republic and Hungary.

The MSCI EMU (European Economic and Monetary Union) IndexSM is a free float-adjusted market capitalization index that is designed to measure equity market performance within EMU. As of May 2005 the MSCI EMU Index consisted of the following 11 developed market country indices: Austria, Belgium, Finland,
France, Germany, Greece, Ireland, Italy, the Netherlands, Portugal and Spain.
Investors cannot invest directly in an index.

INVESTORS SHOULD CONSIDER THE INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES
OF THE FUND CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS MORE DETAILED
INFORMATION, INCLUDING RISK FACTORS ABOUT THE RIGHTS OFFERING. THE PROSPECTUS
MAY BE OBTAINED BY CONTACTING THE INFORMATION AGENT AT 1- 800-868-1348
(STOCKHOLDERS) OR 1-212-440-9800 (BANKS AND BROKERS). READ THE PROSPECTUS
CAREFULLY BEFORE INVESTING OR SENDING MONEY.

DILUTION
Record Date Stockholders who do not fully exercise their Rights should expect that they will, at the completion of the Rights Offering, own a smaller proportional interest in the Fund than owned prior to the Rights Offering.